UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  July 26, 2006



                       JONES LANG LASALLE INCORPORATED
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



      Maryland                      001-13145                36-4150422
------------------------      --------------------          ---------------
(State or other juris-        (Commission File              (IRS Employer
diction of incorporation)     Number)                       Identification
                                                            No.)



     200 East Randolph Drive, Chicago, IL                      60601
     ------------------------------------                   ----------
    (Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code:         (312) 782-5800



                               Not Applicable
       --------------------------------------------------------------
       (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  [  ]      Written communications pursuant to Rule 425 under the
            Securities Act (17 CFR 230.425)

  [  ]      Soliciting material pursuant to Rule 14a-12 under the
            Exchange Act (17 CFR 240.14a-12)

  [  ]      Pre-commencement communications pursuant to Rule 14d-2(b)
            under the Exchange Act (17 CFR 240.14d-2(b))

  [  ]      Pre-commencement communications pursuant to Rule 13e-4(c)
            under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 7.01.  REGULATION FD DISCLOSURE

      Additional information of the registrant it attached as Exhibit 99.1 to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

      NOTE: The information in this report (including the exhibit) is furnished pursuant to Item 7 and shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This information will not be deemed an admission as to the materiality of any information contained herein that is required to be disclosed solely by Regulation FD.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      (d)   Exhibits

            The following exhibit is included with this Report:

            99.1. Jones Lang LaSalle August 2006 Investor
                  Relations Presentation













































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                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  July 26, 2006               JONES LANG LASALLE INCORPORATED



                                    By:    /s/ Lauralee E. Martin
                                           ------------------------
                                    Name:  Lauralee E. Martin

                                    Title: Chief Operating and
                                           Financial Officer and
                                           Executive Vice President


















































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


                                EXHIBIT INDEX
                                -------------



Exhibit 99.1      Jones Lang LaSalle August 2006 Investor
                  Relations Presentation































































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